UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2014

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2014, Oxford Immunotec Global PLC (the “Company”) held its Annual General Meeting of Shareholders. At this meeting, the Company’s shareholders approved the amendment of Articles 13.1, 72, and 73 of the Company’s Articles of Association to change the quorum required to conduct a meeting of shareholders from two shareholders to one-third of the outstanding shares of the Company’s ordinary shares entitled to vote. The shareholders of the Company also approved the amendment of Article 220 to require that all directors receive notice of meetings of the board of directors at the address provided by them for such purpose.

The amendments to the Articles of Association became effective June 12, 2014.

A copy of the Company’s Articles of Association as amended is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)     The final voting results for the Company’s 2014 Annual General Meeting of Shareholders are as follows:

Proposal	For	Against	Abstain	Broker Non-votes
Election of Herm Rosenman to the Board of Directors as a Class I Director	10,773,055	2,569,171	6,217	220,700
Election of Patricia Randall to the Board of Directors as a Class I Director	13,270,117	71,859	6,467	220,700
Ratification of Appointment of Ernst & Young LLP as UK Statutory Auditors and US Independent Registered Public Accountant for the Fiscal Year Ended 2013	13,505,981	57,573	5,589	0
Re-appointment of Ernst & Young LLP as UK Statutory Auditors for 2014	13,505,981	57,573	5,589	0
Authorization for the Audit Committee to determine UK Statutory Auditors’ Remuneration	13,542,578	18,233	8,332	0
Receive and approve the Company’s UK statutory accounts and reports	13,548,363	0	20,780	0
Approval on advisory vote of the Directors Remuneration Report	13,340,506	1,065	6,872	220,700
Approval of Director Remuneration Policy	13,340,025	1,605	6,813	220,700
Authorization of allotment of ordinary shares	10,608,625	2,735,074	4,744	220,700
Authorization of disapplication of statutory rights	10,533,321	2,808,208	6,914	220,700
Amendment of Articles of Association to change quorum for purposes of shareholder action at general meetings	13,340,706	615	7,122	220,700
Amendment of Articles of Association regarding notice to directors of meetings of the board of directors	13,340,706	615	7,122	220,700

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Articles of Association of the Registrant

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2014

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Peter Edwardson, Ph.D.
Peter Edwardson, Ph.D.
Chief Operations Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Articles of Association of the Registrant